Exhibit 10.1

AMENDMENT NO. 4 TO LOAN AGREEMENT

This Amendment No. 4 to Loan Agreement dated as of December 14, 2006 (this “Amendment”) is entered into with reference to the Loan Agreement dated as of September 5, 2003, as amended by that certain Amendment No. 1 to Loan Agreement dated as of February 18, 2004, that certain Amendment No. 2 to Loan Agreement dated as of December 10, 2004 and that certain Amendment No. 3 to Loan Agreement dated as of October 6, 2006 (as so amended, the “Loan Agreement”), among Bally Technologies Inc., the Lenders, the Syndication Agent, the Documentation Agent, Banc of America Securities LLC and CIBC World Markets Corp., as Joint Lead Arrangers and Joint Book Managers, and Bank of America, N.A., as Administrative Agent.  Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Loan Agreement.

1.             Amendments.  The Borrower and the Administrative Agent (acting with the consent of the Requisite Lenders) hereby agree to amend the Loan Agreement as follows:

(a)           The final proviso to Section 7.1(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“; provided that all such information, reports and certificates for the Fiscal Year ending on June 30, 2006, together with the Borrower’s annual report on Form 10-K for such Fiscal Year, shall be delivered on or before March 15, 2007;”

(b)           The final proviso to Section 7.1(f) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“; provided, however, that in no event shall the Borrower’s quarterly report on Form 10-Q for the Fiscal Quarter ending on March 31, 2006 be delivered later than March 15, 2007;”

(c)           The final sentence Section 7.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“For the avoidance of doubt, it is understood and agreed that the definitive Compliance Certificate for the Fiscal Quarter ending on March 31, 2006 shall be delivered when the Borrower files its quarterly report on Form 10-Q for such Fiscal Quarter and the Compliance Certificate for the Fiscal Year ending on June 30, 2006 shall be delivered with the financial statements required under Section 7.1(b), but in each such case in no event later than March 15, 2007.”

(d)           The final clause of Section 9.1(c) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“the Borrower fails to deliver on or before March 15, 2007 any financial information and certificates required by Sections 7.1(b), 7.1(f) and 7.2 hereof for the Fiscal Quarter ending on March 31, 2006 and the Fiscal Year ending on June 30, 2006; or”

2.             Condition Precedent.  The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of (a) counterparts of this Amendment executed by the Borrower, (b) written consents hereto executed by the Requisite Lenders in substantially the form of Exhibit A attached hereto, (c) written consents hereto executed by each of the Guarantors, (d) an amendment fee in an amount equal to 0.3125% of the aggregate Commitments of those Lenders that shall have executed and returned consents in the form of Exhibit A to the Administrative Agent on or before 5:00 p.m., pacific time, on December 14, 2006, which fee shall be distributed by the Administrative Agent to such consenting Lenders and (e) the reasonable fees, costs and expenses of the Administrative Agent and BAS in connection with this Amendment.

3.             Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date of this Amendment, (i) after giving effect to this Amendment, no Default or Event of Default has occurred and remains continuing, and (ii) the representations and warranties contained in Article IV of the Loan Agreement and in each other Loan Document (except (A) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by the Loan Agreement or applicable Loan Document, (B) as disclosed by the Borrower and approved in writing by the Requisite Lenders, or (C) for the representations and warranties set forth in Sections 4.4(a), 4.6 (first sentence), 4.11 and 4.18 of the Loan Agreement) are true and correct as if made on the date hereof.

4.             Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

2

IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

BALLY TECHNOLOGIES INC.
By:
BANK OF AMERICA, N.A., as Administrative Agent
By:

3

[Exhibit A to Amendment]

CONSENT OF LENDER

This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Loan Agreement dated as of September 5, 2003 (the “Loan Agreement”), among Bally Technologies Inc., the Lenders, Syndication Agent, Documentation Agent and Joint Lead Arrangers and Joint Book Managers referred to therein, and Bank of America, N.A., as Administrative Agent.  Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned is a party to the Loan Agreement and hereby consents to the execution and delivery of the proposed Amendment No. 4 to Loan Agreement by the Administrative Agent on behalf of the Lenders party to the Loan Agreement, substantially in the form of the draft presented to the undersigned.

[Name of Lender]
By:
Title:

A-1

[Exhibit B to Amendment]

CONSENT OF GUARANTORS

This Consent of Guarantors is delivered by the undersigned with reference to the Loan Agreement dated as of September 5, 2003 (the “Loan Agreement”), among Bally Technologies Inc., the Lenders, Syndication Agent, Documentation Agent and Joint Lead Arrangers and Joint Book Managers referred to therein, and Bank of America, N.A., as Administrative Agent.  Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned hereby (a) consent to the execution and delivery of the proposed Amendment No. 4 to Loan Agreement by the Borrower and the Administrative Agent, substantially in the form of the draft presented to the undersigned and (b) represent and warrant to the Administrative Agent and the Lenders that each of the Guaranties and the Collateral Documents executed by the undersigned remain in full force and effect in accordance with their respective terms.

“Guarantor”
BALLY GAMING, INC. (d/b/a Bally Gaming and Systems), a Nevada corporation
By:
Title:

ALLIANCE HOLDING COMPANY, a Nevada corporation
By:
Title:

BALLY GAMING INTERNATIONAL, INC., a Delaware corporation
By:
Title:

APT GAMES, INC., a Nevada corporation
By:
Title:

FOREIGN GAMING VENTURES, INC., a Nevada corporation
By:
Title:

LOUISIANA VENTURES, INC., a Nevada corporation
By:
Title:

UNITED GAMING RAINBOW, a Nevada corporation
By:
Title:

ACSC ACQUISITIONS INC., a Nevada corporation
By:
Title:

ADVANCED CASINO SYSTEMS CORPORATION, a Delaware corporation
By:
Title:

CMP ACQUISITIONS INC., a Nevada corporation
By:
Title:

CASINO MARKETPLACE DEVELOPMENT CORPORATION, a Nevada corporation
By:
Title:

DATA CONCEPTS INTERNATIONAL, INC., a Nevada corporation
By:
Title:

CMS, LLC, a Mississippi limited liability company
By:
Title: